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                                                                    EXHIBIT 99.4


                                 EXHIBIT 1.1(b)

                               BUSINESS FACILITIES

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       FACILITY                            ADDRESS                             CITY STATE ZIP
       --------                            -------                             --------------
I.     HEADQUARTERS                        1965 Evergreen Boulevard,           Duluth, GA 30096
                                           Suite 100

II.    COMPLEXES

A.     ATHENS, AL

1.          Processing Plant               1004 E. Pryor St.                   Athens, AL 35611
2.          Office                         1004 E. Pryor St.                   Athens, AL 35611
3.          Feed Mill                      4234 Hwy. 31 S.W.                   Falkville, AL 35622
4.          Hatchery                       150 Curtis St.                      Moulton, AL  35650

B.     ENTERPRISE, AL

1.          Processing Plant               4693 County Rd 636                  Enterprise, AL 36330
2.          Office                         4693 County Rd 636                  Enterprise, AL 36330
3.          Feed Mill                      208 Middlebrook St.                 Enterprise, AL 36330
4.          Hatchery                       4847 County Rd. 636                 Enterprise, AL 36330
5.          Truck Shop                     4693 County Rd 636                  Enterprise, AL 36330

C.     BATESVILLE, AR(1)

1.          Processing Plant               1810 St. Louis Street               Batesville, AR 72501
2.          Feed Mill                      1810 St. Louis Street               Batesville, AR 72501
3.          Office                         1811 St. Louis Street               Batesville, AR 72502
4.          Hatchery                       1810 St. Louis Street               Batesville, AR 72501

D.     CLINTON, AR

1.          Processing Plant               809 Walker St.                      Clinton, AR 72031
2.          Feed Mill                      13824 US Hwy 64 E                   Atkins, AR  72823
3.          Hatchery                       13824 US Hwy 64 E                   Atkins, AR  72823
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(1) ConAgra Frozen Foods Cook Plant and wastewater treatment plant which are
    Retained Assets, at same address.

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       FACILITY                            ADDRESS                             CITY STATE ZIP
       --------                            -------                             --------------
E.     EL DORADO, AR

1.          Processing Plant               1810 Southwest Ave.                 El Dorado, AR 71730
2.          Office                         1902 Southwest Ave.                 El Dorado, AR 71730
3.          Truck Shop                     1815 Southwest Ave.                 El Dorado, AR 71730
4.          Feed Mill                      653 Smackover Hwy.                  El Dorado, AR 71731
5.          Hatchery                       421 Bailey Rd.                      El Dorado, AR 71730

F.     ATHENS, GA
            Processing Plant               898 Barber St.                      Athens, GA 30613
1.          Lab                            300 Tallassee Rd.                   Athens, GA 30606
2.          Feed Mill                      300 Tallassee Rd.                   Athens, GA 30606
3.          Hatchery                       330 Tallassee Rd                    Athens, GA 30606
4.          Freezer                        635 Barber St.                      Athens, GA 30613
5.          Live Haul                      110 Paradise Blvd.                  Athens, GA 30613

G.     CANTON, GA

1.          Processing Plant               654 Univeter Rd.                    Canton, GA 30115
2.          Feed Mill                      654 Univeter Rd.                    Canton, GA 30115
3.          Hatchery                       654 Univeter Rd.                    Canton, GA 30115
4.          Truck Shop                     654 Univeter Rd.                    Canton, GA 30115

H.     DALTON, GA

1.          Processing Plant               433 S. Hamilton St.                 Dalton, GA 30720
2.          Office                         413 S. Hamilton St.                 Dalton, GA 30720
3.          Truck Shop                     200 E. Kirk St.                     Dalton, GA 30721
4.          Hatchery                       5000 Cohutta Varnell Rd.            Cohutta, GA 30701
4.

I.     ELBERTON, GA

1.          Cook Plant                     1129 Old Middleton Rd.              Elberton, GA 30635

J.     GAINESVILLE, GA

1.          Processing Plant               949 Industrial Blvd                 Gainesville, GA 30501
2.          Feed Mill                      494 Moreno St.                      Gainesville, GA 30501
3.          Webb Road Hatchery             2320 Webb Girth Rd.                 Gainesville, GA 30507
4.          Athens Road Hatchery           3561 Athens Hwy                     Talmo, GA 30575
5.          Office                         920 Queen City Pkwy                 Gainesville, GA 30501
6.          Office                         975 Industrial Rd.                  Gainesville, GA 30503

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       FACILITY                            ADDRESS                             CITY STATE ZIP
       --------                            -------                             --------------
K.     MAYFIELD, KY

1.          Processing Plant               2653 State Rte. 1241                Hickory, KY 42051
2.          Feed Mill                      1195 Macedonia Rd.                  Mayfield, KY 42066
3.          Truck Shop                     1199 Macedonia Rd.                  Mayfield, KY 42066
4.          North Hatchery                 111 Industrial Dr. N                Mayfield, KY 42066
5.          South Hatchery                 111 Industrial Dr. S                Mayfield, KY 42066
6.          Breeder Farm 1                 4232 US Hwy 641 N.                  Murray, KY  42071
7.          Breeder Farm 2                 3822 US Hwy 641 N.                  Murray, KY  42071

L.     FARMERVILLE, LA

1.          Processing Plant               6648 Hwy 15 N                       Farmerville, LA 71241
2.          Truck Shop                     6648 Hwy 15 N                       Farmerville, LA 71241
3.          Rendering Plant                6648 Hwy 15 N                       Farmerville, LA 71241
4.          Feed Mill                      7920 Hwy 80 E                       Arcadia, LA 71001
5.          Athens Hatchery                6201 Hwy 518                        Athens, LA  71003
6.          Choudrant Hatchery             2136 Hwy 80 W.                      Choudrant, LA  71227
7.          Warehouse                      1104 Ward's Chapel Road             Farmerville, LA 71241

M.     NATCHITOCHES, LA

1.          Processing Plant               7088 Hwy 1 Bypass                   Natchitoches, LA 71457
2.          Hatchery                       300 Hatchery Drive                  Natchitoches, LA 71457
3.          Feed Mill                      220 McDonald Rd.                    Many, LA 71449
4.          Waste Water Plant              7088 Hwy 1 Bypass                   Natchitoches, LA 71457
5.          Truck Shop                     8228 Natchitoches Hwy               Robeline, LA 71469

N.     TO-RICOS, PR

1.          Processing Plant               Carretera 14, KM 48                 Aibonito, PR 00705
                                           Barrio Asomante
2.          Feed Mill                      Carretera 183, KM 20.2              Las Piedras, PR 00771
                                           Barrio Montones
3.          Hatchery                       Carretera 14, KM 47.7               Aibonito, PR 00705
                                           Barrio Asomante
4.          Warehouse                      Road 14, KM 48.5                    Aibonito, PR 00705
                                           Barrio Asomante

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       FACILITY                            ADDRESS                             CITY STATE ZIP
       --------                            -------                             --------------
O.     CHATTANOOGA, TN

1.          Processing Plant               414 W. 16th Street                  Chattanooga, TN 37408
2.          Cook Plant                     1300 Market St.                     Chattanooga, TN 37402
3.          Feed Mill                      950 Wauhatchie Pike                 Chattanooga, TN 37419
4.          Truck Shop                     954 Wauhatchie Pike                 Chattanooga, TN 37419
5.          Jordan Hatchery                2001 Industrial Blvd, SW            Ft. Payne, AL  35967
6.          Grow Out Facility              582 County Rd. 966                  Ider, AL

P.     MOOREFIELD, WV

1.          Cook Plant                     188-191 S. Main St.                 Moorefield, WV  26836
2.          Office                         104 S. Main St.                     Moorefield, WV  26836
3.          Lab                            209 S. Main St.                     Moorefield, WV  26836

III.   PREMIUM PROTEIN PRODUCTS

1.          Rendering Plant                State Hwy 7T                        Russellville, AR  72801

IV.    DIXIE COLD STORAGE

1.          Cold Storage                   7199 W. Industrial Loop             Shreveport, LA  71129

V.     PFS

1.          Headquarters                   422 N. Washington                   El Dorado, AR 71730
2.          San Jose                       641 Brennan St.                     San Jose, CA 95131
3.          W. Sacramento                  2335 Del Monte St.                  W. Sacramento, CA 95691
4.          Oskaloosa                      2604 South 33rd St.                 Oskaloosa, IA 52577
5.          Distribution                   1140 Burt St.                       Shreveport, LA 71107
6.          Warehouse                      1111 Burt St.                       Shreveport, LA 71107
7.          Jackson                        295 Industrial Dr.                  Jackson, MS 39209
8.          Greenville                     4705 US Hwy. 13                     Greenville, NC 27834
9.          Lovette Company, Inc.          3200 Statesville Rd.                N. Wilkesboro, NC 28659
10.         Bristol                        220 North Industrial Dr.            Bristol, TN 37620
11.         Arlington                      3120 Ave. E East                    Arlington, TX 76011
12.         El Paso                        8455 Gran Vista Dr.                 El Paso, TX 79907
13.         Houston                        5301 Polk, Bldg #11                 Houston, TX 77023
14.         Salt Lake City                 1972 S 4370 W Unit B                Salt Lake City, UT 84104
15.         Green Bay                      900 Isbell Drive                    Green Bay, WI 54303


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